Microsoft Investment	12 Months Ended
Apr. 28, 2012
Microsoft Investment
11.	Microsoft Investment

On April 27, 2012, the Company entered into an investment agreement among the Company, Morrison Investment Holdings, Inc. (Morrison), and Microsoft Corporation (Microsoft) pursuant to which the Company will form a Delaware limited liability company (NewCo), and transfer to NewCo the Company’s digital device, digital content and college bookstore businesses and NewCo will sell to Morrison, and Morrison will purchase, 300,000 convertible preferred membership interests in NewCo (Series A Preferred) for an aggregate purchase price of $300,000.

Concurrently with its entry into this agreement, the Company has also entered into a commercial agreement with Microsoft, pursuant to which, among other things, NewCo will develop and distribute a Windows 8 application for e-reading and digital content purchases, and an intellectual property license and settlement agreement with Microsoft and Microsoft Licensing GP.

The closing conditions are set forth in the definitive documents between the parties. While there can be no assurance that the transaction will close or close by a particular date certain, the Company is actively pursuing work in connection with the closing conditions and is working to try and complete the required conditions prior to the required date set forth in the definitive agreement.

Investment Agreement

Pursuant to the agreement, Microsoft would invest $300,000 in NewCo in exchange for 300,000 Series A Preferred interest, representing approximately 17.6% of the common membership interest in NewCo on an as-converted basis. Following Microsoft’s investment, the Company would retain the common membership interest in NewCo, representing approximately 82.4% of the common membership interests in NewCo (after giving effect to the conversion of the Series A Preferred interests into common membership interests).

Commercial Agreement

Under the commercial agreement, NewCo will develop certain applications for Windows 8 for purchasing the consumption of digital reading content. The commercial agreement also requires NewCo to use its good faith efforts to undertake an international expansion of the digital business.

As part of the commercial agreement, NewCo and Microsoft would share in the revenues, net of certain items, from digital content purchased from NewCo by customers using the NewCo Windows 8 applications or through certain Microsoft products and services that may be developed in the future and are designed to interact with the NewCo online bookstore. Microsoft will make certain nonrefundable advance payments to NewCo in connection with such revenue sharing. For each of the first three years after the launch of such application for Windows 8, these advance payments would be equal to $60,000 per year. These advance payments would be subject to deferral under certain circumstances. Microsoft would also pay to NewCo $25,000 each year for the first five years of the term for purposes of assisting NewCo in acquiring local digital reading content and technology development in the performance of NewCo’s obligations under the commercial agreement.

Settlement and License Agreement

The patent agreement provides for Microsoft and its subsidiaries to license to the Company and its affiliates certain intellectual property in exchange for royalty payments based on sales of certain devices. Additionally, the Company and Microsoft will dismiss certain outstanding patent litigation between the Company, Microsoft and their respective affiliates in accordance with the settlement and license agreement.